UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 12, 2007
                        (Date of earliest event reported)

                               DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  0-20660                   11-2895590
          ---------                 -------                   ----------
(State or other Jurisdiction    (Commission File             (IRS Employer
    of Incorporation)               Number)               Identification Number)



       80 Orville Drive, Bohemia, NY                            11716
   -----------------------------------                          -----
(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code   (631) 873-2900
                                                             --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment  of  Certain   Officers;  Compensatory  Arrangements   of
           Certain Officers

     (b) On March 12, 2007, the Company received notification from Carla Stovall Steckline that she was resigning as a director of the Company, effective immediately. Her resignation was for personal reasons and not as a result of any disagreement with the Company.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIRECT INSITE CORP.


                                     By:  /s/ Michael J. Beecher
                                          -----------------------
                                            Michael J. Beecher
                                          Chief Financial Officer


Dated:  March 14, 2007